All portfolio data shown as of 05/31/2025.1Annualized distribution rate is calculated by annualizing the current declared distribution and dividing by the last reported monthly net asset value. We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and we have no limits on the amounts we may pay from such sources. See the Fund's prospectus. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. The Fund will post notices regarding distributions subject to Section 19(a) of the investment Company Act of 1940, if applicable. 2Fund Inception 3/13/2023. 3Senior leverage, interest coverage, and loan-to-value metrics are for directly originated loans. Senior leverage and loan-to-value are based on closing metrics. Interest coverage is the pro-forma trailing 12-month ratio. 4Portfolio metrics pertain to debt investments only and exclude mutual or other collective fund holdings. Past performance is no guarantee of future results. An investment may be risky and may not be suitable for an investor's goals, objectives and risk tolerance. Investors should be aware that an investment's value may be volatile and any investment involves the risk that you may lose money. Fidelity Private Credit Fund FACT SHEET MAY 2025 Performance Summary Fidelity Private Credit Fund (“The Fund”) provides individual investors with access to private credit through an investor-friendly business development company. The Fund seeks attractive, risk-adjusted total returns consisting of current income and capital appreciation. MONTHLY CLASS I TOTAL NET RETURN (%) JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC 2025 1.11% 0.52% 0.08% -0.20% 1.49% - - - - - - - 2024 0.86% 1.24% 0.30% 1.07% 1.05%  0.69% 0.66% 0.53% 0.95% 1.19% 1.19% 0.74%  2023 - - 1.26% 0.63% 0.66% 1.14% 0.83% 1.11% 1.32% 0.92% 0.93% 1.81% CLASS I TOTAL NET RETURN (%) 1-Month 3-month YTD 1-Yr 3-Yr 5-Yr Since Inception 1.49% 1.36% 3.02% 9.31% -  -  11.40% Not FDIC Insured  May Lose Value  No Bank Guarantee For use with eligible investors only. Total assets % Floating Rate4 % First Lien4 Loan-to-value (LTV)3 $1.8B 100% 99% 38% Portfolio Overview as of May 31, 2025 Top 5 Industries4 Holdings Concentration4 Senior Investment Leadership Team David Gaito Head of Direct Lending Co-Lead Portfolio Manager Jeffrey Scott Managing Director Co-Lead Portfolio Manager Therese Icuss Managing Director Co-Lead Portfolio Manager % of Portfolio Top 1 2.1% Top 5 10.3% Top 10 19.6% Top 25 43.2% Top 50 71.7% 10.26% Distribution rate1 11.40% Total return since inception2 $25.43 NAV per share 4.1x Senior leverage3 2.4x Interest coverage3 Portfolio Snapshot Class I

Fidelity Private Credit Fund For use with eligible investors only. All portfolio data shown as of 05/31/2025. Fees and Expenses shown are intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown. 1Assumes the maximum amount of upfront placement fees that selling agents may charge (1.5% Class D and 3.5% for Class S). 2Fund Inception 3/13/2023. 3Class Inception 11/1/2023. 4The Managing Dealer has waived or reduced from $1,000,000 for certain categories of investors. 5Under our share repurchase program, to the extent we offer to repurchase shares in any particular quarter, we expect to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year may be subject to a fee of 2.0% of such NAV. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders. 6We have entered into the Expense Support Agreement with the Adviser pursuant to which the Adviser is obligated to advance all of our "Other Operating Expenses" (each, a “Required Expense Payment”) for the 12-month period commencing September 23, 2022, and unless terminated, for each successive one-year period, to the effect that such expenses do not exceed 0.70% (on an annualized basis) of the Fund’s NAV. The Adviser may elect to pay, at such times as the Adviser determines, certain expenses on our behalf (each, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”), provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. The Adviser will be entitled to reimbursement of an Expense Payment from Fund under certain conditions. However, the Adviser has waived its right to receive any reimbursement effective from the Fund's inception date until such time as revoked by the Adviser upon thirty days' prior written notice to the Fund. Because the Adviser’s obligation to make Voluntary Expense Payments is voluntary, the fees above do not reflect the impact of any Voluntary Expense Payments from the Adviser. Performance Summary MONTHLY TOTAL NET RETURN (%) JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC Class I 2025 1.11% 0.52% 0.08% -0.20% 1.49% - - - - - - - 2024 0.86% 1.24% 0.30% 1.07% 1.05%  0.69% 0.66% 0.53% 0.95% 1.19% 1.19% 0.74%  2023 - - 1.26% 0.63% 0.66% 1.14% 0.83% 1.11% 1.32% 0.92% 0.93% 1.81% Class S (No Upfront Placement Fee) 2025 1.03% 0.45% -0.07% -0.27% 1.42% - - - - - - - 2024 0.79% 1.17% 0.22% 1.00% 0.98% 0.62% 0.58% 0.46% 0.88% 1.12% 1.12% 0.67% 2023 - - - - - - - - - - 0.85% 1.74% Class D (No Upfront Placement Fee) 2025 1.08% 0.50% 0.06% -0.22% 1.47% - - - - - - - 2024 0.84% 1.22% 0.27% 1.05% 1.03% 0.67% 0.64% 0.51% 0.93% 1.17% 1.17% 0.72% 2023 - - - - - - - - - - 0.90% 1.79% TOTAL NET RETURN (%) Share Class 1-Month 3-month YTD 1-Yr 3-Yr 5-Yr Since Inception Class I 1.49% 1.36% 3.02% 9.31% -  -  11.40%2 Class S No Upfront Placement Fee 1.42% 1.07% 2.58% 8.30% - - 9.72%3 With Upfront Placement Fee1 -2.13% -2.47% -1.01% 4.51% - - 7.28%3 Class D No Upfront Placement Fee 1.47% 1.30%  2.91% 9.04% - - 10.43%3 With Upfront Placement Fee1 -0.06% -0.22% 1.37% 7.40% - - 9.38%3 FEES Management Fee 1.25% on net (vs. gross) assets Incentive Fee 12.5% of net investment income subject to a 5.0% annualized hurdle with a catch-up, and paid quarterly in arrears 12.5% of cumulative realized gains net of realized and unrealized losses paid Additional Fees Class S & D ONLY Certain financial intermediaries may directly charge you transaction or other fees up to a 3.50% cap on NAV for Class S shares and a 1.50% cap on NAV for Class D shares, as it states in the Prospectus, and a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares, and for Class D shares, a shareholder servicing fee equal to 0.25% per annum of the aggregate NAV. The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering Share Class Specific FEES Class I Class S Class D Minimum Investment $25,0004 Only available through certain non-Fidelity financial intermediaries Minimum Investment $25,0001 $2,500 $2,500 Upfront Placement Fee None Up to 3.5% Up to 1.5% Maximum Early Repurchase Deduction5 2.00% 2.00% 2.00% Total Annual Expenses 5.08% 5.93% 5.33% Total Annual Expenses (after expense support) 6 3.80% 4.65% 4.05% FACT SHEET MAY 2025

Fidelity Private Credit Fund Not FDIC Insured • May Lose Value • No Bank Guarantee Risk Factors Investors should review the offering documents, including the description of risk factors contained in the Fund's Prospectus (the "Prospectus"), prior to making a decision to invest in the securities described herein. The Prospectus will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, conflicts of interest and regulatory and tax matters. Any decision to invest in the securities described herein should be made after reviewing such Prospectus, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the Fund. There is no assurance that we will achieve our investment objective. An investment in our Common Shares may not be appropriate for all investors and is not designed to be a complete investment program. This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them. You should not expect to be able to sell your shares regardless of how we perform. You should consider that you may not have access to the money you invest for an extended period of time. We do not intend to list our shares on any securities exchange, and we do not expect a secondary market in our shares to develop. Because you may be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. We intend to implement a share repurchase program, but only a limited number of shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions. An investment in our Common Shares is not suitable for you if you need access to the money you invest. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, or return of capital, and we have no limits on the amounts we may pay from such sources. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to the Adviser or its affiliates will reduce future distributions to which you would otherwise be entitled. We use leverage, which will magnify the potential for loss on amounts invested in us. We qualify as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Shares less attractive to investors. We intend to invest primarily in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. Information provided herein is for discussion and illustrative purposes only and is not a recommendation or an offer or solicitation to buy or sell any security or for any investment advisory service. This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Fidelity Private Credit Fund is managed by Fidelity Diversified Solutions LLC, a registered investment adviser, and is offered by Fidelity Distributors Company LLC (FDC LLC), a registered broker-dealer. Important Information This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney-General of the State of New York nor any other state securities regulator has approved or disapproved of our securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Please read this information carefully. Speak with your relationship manager if you have any questions. Unless otherwise expressly disclosed to you in writing, the information provided in this material is for educational purposes only. Any viewpoints expressed by Fidelity are not intended to be used as a primary basis for your investment decisions and are based on facts and circumstances at the point in time they are made and are not particular to you. Accordingly, nothing in this material constitutes impartial investment advice or advice in a fiduciary capacity, as defined or under the Employee Retirement Income Security Act of 1974 or the Internal Revenue Code of 1986, both as amended. Fidelity and its representatives may have a conflict of interest in the products or services mentioned in this material because they have a financial interest in the products or services and may receive compensation, directly or indirectly, in connection with the management, distribution, and/or servicing of these products or services, including Fidelity funds, certain third-party funds and products, and certain investment services. Before making any investment decisions, you should take into account all of the particular facts and circumstances of your or your client’s individual situation and reach out to an investment professional, if applicable. 1198016.3.1 1.9920824.103 FIDELITY DISTRIBUTORS COMPANY LLC, 500 SALEM STREET, SMITHFIELD, RI 02917 FIDELITY BROKERAGE SERVICES LLC, MEMBER NYSE, SIPC, 900 SALEM STREET, SMITHFIELD, RI 02917 © 2025 FMR LLC. ALL RIGHTS RESERVED FACT SHEET MAY 2025